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                                                                    Exhibit 23.3



                       INDEPENDENT ACCOUNTANT'S CONSENT


The Board of Directors
Smithway Motor Xpress Corp.:

We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Consolidated Financial and Operating Data" and "Experts" in the prospectus.


                                         /s/ DENMAN & COMPANY, L.L.P.
                                             DENMAN & COMPANY, L.L.P.



West Des Moines, Iowa
June 6, 1996